REVENUESHARES ETF TRUST

REVENUESHARES SMALL CAP FUND

Supplement dated December 10, 2015 to the Summary Prospectus dated November 3, 2015, as supplemented December 2, 2015

Effective December 18, 2015, the RevenueShares ETF Trust will change its name to the Oppenheimer Revenue Weighted ETF Trust, and all references to “RevenueShares ETF Trust” will be replaced with “Oppenheimer Revenue Weighted ETF Trust.”

Effective December 18, 2015, the RevenueShares Small Cap Fund will change its name to the Oppenheimer Small Cap Revenue ETF, and all references to “RevenueShares Small Cap Fund” will be replaced with “Oppenheimer Small Cap Revenue ETF.”

Please retain this Supplement with your Summary Prospectus for future reference.